P R I N C I P L E S   T H A T   E N D U R E
Northern Trust Corporation
northerntrust.com © 2015 Northern Trust Corporation
S. Biff Bowman
Executive Vice President
& Chief Financial Officer
Barclays Americas Select Franchise Conference 2015
The Langham Hotel
London
19 May 2015
EXHIBIT 99.1
Service Expertise Integrity

2 Barclays Americas Select Franchise Conference 19 May 2015 Barclays Americas Select Franchise Conference 19 May 2015
Forward Looking Statement
This presentation may include forward-looking statements concerning Northern Trust’s financial results and outlook, capital adequacy, dividend policy, anticipated expense levels and technology spending, risk management policies, contingent liabilities, strategic initiatives, industry trends, and expectations regarding the impact of recent legislation. Forward-looking statements are typically identified by words or phrases such as “believe”, “expect”, “anticipate”, “intend”, “estimate”,
“project”, “likely”, “may increase”, “plan”, “goal”, “target”, “strategy”, and similar expressions or future or conditional verbs such as “may”, “will”, “should”, “would”, and “could”. Forward-looking statements are Northern Trust’s current estimates or expectations of future events or future results, and involve risks and uncertainties that are difficult to predict. These statements are based on assumptions about many important factors, including the factors discussed in Northern
Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and
Exchange Commission, all of which are available on Northern Trust’s website.
We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern
Trust assumes no obligation to update its forward-looking statements.

3 Barclays Americas Select Franchise Conference 19 May 2015
Wealth
Management
Leading advisor to
the affluent market
Individuals
Families
Family offices
Foundations
Endowments
Privately held
businesses
Client Centric and Highly Focused Business Model
As of March 31, 2015
Founded in 1889, Northern Trust is a global leader in asset servicing, asset management, and banking for personal and institutional clients.
Corporate &
Institutional Services
Global provider of
investment services for
institutional investors
Pensions
Sovereign entities
Fund managers
Foundations &
endowments
Insurance companies
Integrated Global Operating Platform
Banking
$107 billion
in assets
Asset
Servicing
$6.1 trillion
in AUC
Asset
Management
$960 billion
in AUM

FINANCIAL PLANNING
INVESTMENT MANAGEMENT
PRIVATE & BUSINESS BANKING
TRUST & ESTATE SERVICES
ADVISORY SERVICES
Lifestyle
Capital Assets
Philanthropy
Family
CLIENT

BARRON'S EUROMONEY FINANCIAL TIMES Forbes

Northern Trust 125 YEARS

4 Barclays Americas Select Franchise Conference 19 May 2015 Barclays Americas Select Franchise Conference 19 May 2015
Barron’s
Ranked among the
Top 10 Wealth Managers (2014)
Euromoney
#1 Best Firm for
Family Office & Philanthropy
Services (2014)
Financial Times
Best Private Bank in
North America for 6 consecutive
years (2009-2014)
Forbes
Serving More than
20% of Forbes 400
Most Affluent Americans (2014)
Wealth Management
Offering a Full Array of Financial Solutions
Providing holistic wealth management solutions to individuals, families and privately held businesses.

5 Barclays Americas Select Franchise Conference 19 May 2015 Barclays Americas Select Franchise Conference 19 May 2015
Fund accounting
Transfer agency
Corporate secretarial/trustee
Valuations
Investment operations
outsourcing
Safekeeping
Settlement
Derivatives processing
Benefit payments
Income collection
Corporate actions
Tax reclamation
Global index management
Quantitative active
Fundamental active
Target date
Multi manager
Exchange traded funds
Hedge funds
Private equity
Investment outsourcing
Liability driven investing
Investment accounting
Reporting and valuation
Performance analytics
Risk monitoring and reporting
Trade execution analysis
Data warehouse
Cross-border pooling
Trade execution
Cash management
Transition management
Securities lending
Foreign exchange
Commission management
Passive currency overlay
Asset
Administration
Asset
Processing
Asset
Reporting
Asset
Enhancement
Asset
Management
Corporate & Institutional Services
Delivering a Broad Range of Services
Providing an array of asset servicing and asset management services to institutional clients around the world.

Client Segments

Personal
$233 Billion
Institutional
$727 Billion

Asset Classes

Short Duration
$274 Billion
(29%)
Equities
$496 Billion
(52%)
Other
$22 Billion
(2%)
Fixed Income
$168 Billion
(17%)

Styles

Active
$413 Billion
(43%)
Index
$472 Billion
(49%)
Other
$22 Billion
(2%)
Multi-Manager
$53 Billion
(6%)

Institutional Investor

Pensions&Investments

Northern Trust 125 YEARS

6 Barclays Americas Select Franchise Conference 19 May 2015 Barclays Americas Select Franchise Conference 19 May 2015
Asset Management
Client Focused, Diversified Investment Manager
Providing diversified asset management solutions, with total assets under management of $960 billion across:
As of March 31, 2015
Best Fixed Income Indexer
Manager of the Year
(2014)
U.S. Fixed Income Municipal
Manager of the Year
(2013 & 2014)
13 th Largest Manager Worldwide
12 th Largest Manager of Worldwide Institutional Assets
3 rd Largest  Passive International Equity Manager
4 th Largest  Passive Domestic Equity Manager
4 th Largest  Passive Domestic Fixed Income
(2014 based on December 31, 2013 assets)

Custody Fees[1]
S&P 500
$2.9
$3.5
$4.1
$3.0
$4.1
$4.8
$5.6
$6.0
$6.1
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
1Q 2015

Asset Mgmt Fees[2]
S&P 500
$401
$449
$488
$449
$513
$545
$568
$671
$782
$818
$837
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
1Q 2015

7 Barclays Americas Select Franchise Conference 19 May 2015
Assets Under Custody
($ Trillions)
Assets Under Management*
($ Billions)
Strong History of Growth in Client Assets & Fees
* AUM is presented excluding securities lending collateral.
1 Custody fees include C&IS custody & fund administration fees and Wealth Management Global Family Office fees. 1Q2015 is annualized.
2 Asset management fees include C&IS investment management fees and fees of the three Wealth Management regions. 1Q 2015 is annualized.
Trust and investment fees average approximately 60% of total revenues over time.

Return on Equity

11.3%
10.0%
9.3%
9.5%
8.6%
30.9%
27.5%
26.3%
25.5%
23.4%
131%
120%
115%
111%
108%
2011
2012
2013
2014
1Q 2015

8 Barclays Americas Select Franchise Conference 19 May 2015 Barclays Americas Select Franchise Conference 19 May 2015
Improving Profitability & Returns
Focus on enhancing productivity
and efficiency has contributed to
the continued improvement in the
profitability and returns of the
business over the last four years
We achieved a return on equity
of 10.0% in 2014, within our target
range of 10% - 15%
We are focused on achieving
continued improvement through
profitable growth
Pre-tax Margin
Noninterest Expense as a % of Trust & Investment Fees

0.92%
0.70%
0.35%
0.06%
NCOs to
Avg. Loans
NPAs
to Loans & REO

Northern Trust 125 YEARS

9 Barclays Americas Select Franchise Conference 19 May 2015
Diversified, High Quality
Loan Portfolio
Relationship-based lending
Diversified by loan type, including
residential real estate (29%),
commercial & institutional (27%),
commercial real estate (11%)
Consistent and conservative
underwriting standards
Northern Trust Corporation
Advanced Approach
Common Equity Tier 1 11.8%
Tier 1 12.4%
Total 14.2%
Supplementary Leverage     6.4%
Standardized Approach
Common Equity Tier 1 10.5%
Tier 1 11.1%
Total                                    13.1%
Tier 1 Leverage                    7.8%
Consistently Outstanding
Capital Strength
High Quality, Short Duration
Securities Portfolio
83% of Northern Trust’s total
securities portfolio composed of
U.S. Treasury, government
sponsored agency and triple-A
rated securities
100% of Asset-Backed
Securities rated triple-A
Average maturity duration of ~3
years and re-pricing duration of
~1 year
Consistently Strong & Conservative Balance Sheet
As of March 31, 2015 and the quarter then ended. Peer data is sourced from SNL Financial.
Peer group includes U.S. based banks with assets of more than $50 billion as of December 31, 2014.
Northern Trust
Peer Avg.

$0.23
$0.25
$0.28
$0.28
$0.28
$0.28
$0.30
$0.31
$0.33
$0.36
4Q06
4Q07
4Q08
4Q09
4Q10
4Q11
4Q12
4Q13
4Q14
2015

Northern Trust 125 YEARS

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Returning Capital to Shareholders
Declared $311.7 million in dividends
and repurchased $480.7 million of our
common stock in 2014
The Federal Reserve did not object to
Northern Trust’s 2015 capital plan,
including:
an increase in our dividend to $0.36 per
share, and
the repurchase of up to $675 million of
common stock through June 2016
1
2015 figure represents the dividend declared on April 21, 2015 and payable on July 1, 2015.
Quarterly Dividend Paid per Common Share
1

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Serving Clients for 125 Years
Market Leader in Focused Businesses
Comprehensive Product Capabilities
A History of Organic Growth
Distinctive Financial Strength
Proven Record of Managing for
Long-term Growth and Profitability
Long-term success through a focused strategy

Barclays Americas Select Franchise Conference 19 May 2015